Consolidated Statements Of Cash Flows (Parenthetical) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010	Dec. 31, 2009
Consolidated Statements Of Cash Flows
Working capital deficit	$ 102
Property and equipment	1,317
Accrued severance pay	(203)
Other intangible assets	22,009
Goodwill	13,087
Accrued OCS commitment	(5,992)
Long-term loan	(2,984)
Total payments for acquisition of subsidiary	27,336
Accrued earn out payment	(2,718)
Payments for acquisition of subsidiary, net	$ 24,618	[1]

[1]	(a) Payment for the acquisition of Wavion: Estimated fair value of assets acquired and liabilities assumed at the acquisition date: Working capital deficit (excluding cash and cash equivalents) - - $ 102 Property and equipment - - 1,317 Accrued severance pay - - (203) Other intangible assets - - 22,009 Goodwill - - 13,087 Less - accrued OCS commitment - - (5,992) Long-term loan - - (2,984) - - 27,336 Less - accrued earn out payment - - (2,718) $ - $ - $ 24,618